Nationwide Growth Fund Summary Prospectus March 1, 2015

Class/Ticker A NMFAX C GCGRX R GGFRX Institutional Class MUIGX Institutional Service Class NGISX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 39 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 93 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses[1]	0.37%	0.41%	0.56%	0.31%	0.51%
Total Annual Fund Operating Expenses	1.22%	2.01%	1.66%	0.91%	1.11%
Fee Waiver/Expense Reimbursement[2]	(0.26)%	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	1.75%	1.40%	0.65%	0.85%

1	“Other Expenses” has been restated to reflect current fees.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65% until at least February 29, 2016. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative service fees can be found in “Investing with Nationwide Funds” on page 42 of the Prospectus.

SP-GR (3/15)

Summary Prospectus March 1, 2015	1	Nationwide Growth Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$667	$916	$1,183	$1,946
Class C shares	278	605	1,059	2,317
Class R shares	143	498	878	1,944
Institutional Class shares	66	264	478	1,096
Institutional Service Class shares	87	327	586	1,328

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$178	$605	$1,059	$2,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159.77% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to stocks of larger companies while also, during periods of high equity market volatility or stock price declines, providing a hedging strategy that seeks to reduce the extent of investment losses to the Fund.

Under normal equity market circumstances, the Fund invests primarily in common stocks issued by large-and mid-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

When market volatility increases and the value of the Fund’s portfolio declines through predetermined thresholds, the subadviser uses stock index futures, which are derivatives, and/ or invests in exchange-traded funds (“ETFs”) in order to hedge against stock market risks and to decrease the Fund’s overall equity exposure. When volatility is high, the subadviser seeks to decrease the Fund’s equity exposure by taking short positions in futures, the value of which are derived from the performance of a stock index. This strategy will expose the Fund to leverage. ETFs in which the Fund may invest generally pursue index-based strategies, although these generally are designed to correlate inversely with the performance of an index. An inverse correlation strategy is similar to a short sale strategy in that it seeks to profit when the value of the index is declining, but will suffer losses when the value of the index rises. Some of these ETFs seek leveraged returns that involve multipliers. For example, when volatility is high, the subadviser may purchase shares of an ETF that seeks returns that correspond to two or more times the inverse of the performance of an index.

During most market environments, there likely will be no hedging activity, and the Fund’s investments in stocks will drive the Fund’s returns. Once volatility reaches a particular threshold, the subadviser will implement hedging gradually. As volatility increases, so does the extent of hedging activity. As market conditions improve, the opposite occurs, allowing the Fund to become fully invested in stocks again.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Hedging strategy risk – the hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience some loss in value during periods of higher volatility and/or equity

Summary Prospectus March 1, 2015	2	Nationwide Growth Fund

market declines. There also are additional risks associated with the hedging strategy. These risks include that: (1) the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses; (2) the hedging strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar hedging strategy, and its use of derivatives and ETFs will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to offset stock market declines could result in sudden or magnified losses in value. It therefore is possible that the hedging strategy could result in losses that are greater than if the Fund did not include the hedging strategy; and (4) if the hedging strategy does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment.

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and investments in ETFs that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract or ETF relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a fund’s losses. A fund that engages in a short futures position or that buys shares of an ETF that uses an inverse index-based strategy may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Exchange-traded fund risk – an investment in an ETF is subject to all of the risks of investing in the securities held or represented by the ETF, and there is no guarantee that the market price of an ETF’s shares is the same as the market values of the securities the ETF holds or represents. An ETF that seeks returns that correlate to the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indexes typically will be unable to match the performance of the index exactly.

Inverse and Leveraged ETFs – ETFs that use inverse strategies generally use derivatives that, in combination, are designed to produce returns that move in the opposite direction of the indexes they track. This means that when the value of the index rises, the ETF suffers a loss, and vice-versa. Leveraged ETFs seek to produce returns that correlate with the returns of a stated index times a specified number. For example, an inverse leveraged ETF may seek investment results of three times the opposite of the performance of an index. Often, the investment results these ETFs seek are for a single day only, and returns for periods longer than a single day will be affected by compounding, producing longer-term results that fail to correlate properly with the returns of the index. Inverse and leveraged ETFs therefore may be considered to be very risky and speculative.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in additional tax consequences for Fund shareholders.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

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Annual Total Returns – Institutional Class Shares

(Years Ended December 31,)

Best Quarter:    17.35% – 1st qtr. of 2012

Worst Quarter:    -20.78% – 4th qtr. of 2008

After-tax returns are shown in the table for Institutional Class shares (formerly Class D shares) only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Service Class shares is November 30, 2011. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a higher level of expenses than for Institutional Class shares. Performance returns for Institutional Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated as of August 1, 2012.

Average Annual Total Returns

For the Periods Ended December 31, 2014:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	7.65%	13.55%	7.47%
Class C shares – Before Taxes	12.36%	14.06%	7.35%
Class R shares – Before Taxes	13.65%	14.53%	7.80%
Institutional Class shares – Before Taxes	14.52%	14.17%	7.93%
Institutional Class shares – After Taxes on Distributions	7.54%	12.23%	6.99%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	10.55%	10.92%	6.23%
Institutional Service Class shares – Before Taxes	14.29%	15.11%	8.38%
Russell 1000® Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	13.05%	15.81%	8.49%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Boston Advisors, LLC (“Boston Advisors”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Douglas A. Riley	Senior Vice President & Portfolio Manager, Boston Advisors	Since 2014
Michael J. Vogelzang	President & Chief Investment Officer, Boston Advisors	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments, Boston Advisors	Since 2014
Edward Mulrane	Vice President & Director of Quantitative Research, Boston Advisors	Since 2014

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class R: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus March 1, 2015	4	Nationwide Growth Fund